AST SpaceMobile

Transforming how
the world connects

Investor Presentation

Forward Looking Statements
The information in this presentation and the oral statements made in connection therewith include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact, regarding a proposed business combination between New Providence Acquisition Corp., a Delaware corporation ("NPA"), and AST & Science LLC ("AST"), the ability to consummate the transaction, the benefits of the transaction and the combined company's future financial performance, strategy, future operations, estimated financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. The words "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, NPA and AST disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation.

NPA and AST caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either NPA or AST. These risks include, but are not limited to, with respect to AST, loss of its senior management or technical personnel, its limited operating history, potential delays or technical difficulties in developing and establishing a global satellite based communications system, its reliance on third parties for a supply of equipment and services, its inability to adequately protect intellectual property rights, global economic conditions and continued effects of COVID-19. Information concerning NPA and risks associated with an investment in securities of NPA can be found in its periodic filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and subsequent quarterly filings on Form 10-Q. NPA's SEC Filings are available publicly on the SEC"s website at www.sec.gov

You should not construe the contents of this presentation as legal, business, or tax advice and should consult with your own attorney, business advisor, and tax advisor as to legal, business, tax, and related matters related hereto. You must rely on your own examination of NPA and AST, and this summary, including the merits and risks involved and not on any representation made or alleged to have been made by NPA, AST or any agent of NPA or AST. You should also consult your own legal, tax, or investment counsel regarding the legality or suitability of your investment in these securities under applicable legal, investment, or similar laws, regulations, or fiduciary standards. The information in this presentation is not targeted at the residents of any particular country and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Furthermore, the securities referred to in this presentation are not available to persons resident in any jurisdiction or country where such distribution would be contrary to local law or regulation.

Use of Projections
The financial projections presented in this presentation represent the subjective views of AST and their management's current estimates of future performance based on many assumptions which management believes are reasonable, but which may or may not be actually realized. There can be no assurance that management's views are accurate or that management's projections will be realized. In particular, financial projections from periods further in the future require reliance on more assumptions than for periods in the near future, and accordingly, the actual results for such periods may be more likely to differ substantially from the information presented herein. NPA's independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Inclusions of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved.

Product Images
The images of the products that appear in this presentation, including AST technology the SpaceMobile service, are renderings based on management's current expectations and are not meant to be representative of the actual product; AST technology and the SpaceMobile product are still under development and the final products may differ from the renderings presented in this presentation.

Important Information For Investors and Shareholders
In connection with the proposed business combination, NPA intends to file a proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the shareholders of NPA and will contain important information about the proposed business combination, information about AST and related matters. NPA shareholders and other interested persons are advised to read, when available, the proxy statement in connection with NPA's solicitation of proxies for the meeting of shareholders to be held to approve the business combination because the proxy statement will contain important information about the proposed business combination. When available, the definitive proxy statement will be mailed to NPA shareholders as of a record date to be established for voting on the business combination. Shareholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC's website at www.sec.gov

Participants in Solicitation
NPA, AST and their respective directors and officers may be deemed participants in the solicitation of proxies of NPA's shareholders in connection with the proposed business combination. NPA shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of NPA in NPA's Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Additional information will be available in the definitive proxy statement when it becomes available.

No Offer or Solicitation
This presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom.

Industry and Market Data
This presentation includes market data and other statistical information from sources believed to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of respective management teams of AST and NPA, which are derived from a review of internal sources as well as the independent sources described above. Although AST and NPA believe these sources are reliable, neither have independently verified the information and cannot guarantee its accuracy and completeness.

Trademarks and Trade Names
NPA and AST own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with NPA or AST, or an endorsement or sponsorship by or of NPA or AST. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that NPA or AST will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Financial Information
Non-GAAP Financial Terms Certain financial information and data contained this presentation is unaudited and does not conform to Regulation S-X promulgated by the SEC. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by NPA and AST with the SEC. Furthermore, some of the projected financial information and data contained in this presentation, such as EBITDA (and related measures), has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). NPA and AST believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to AST's financial condition and results of operations. AST's management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. NPA and AST believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing AST's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of AST does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in AST's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. You should review AST's audited financial statements, which will be presented in NPA's proxy statement to be filed with the SEC, and not rely on any single financial measure to evaluate AST's business. A reconciliation of non-GAAP financial measures in this presentation to the most directly comparable GAAP financial measures is not included, because, without unreasonable effort, AST is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these non-GAAP financial.

AST Investor Presentation

The Introduction



New Providence Acquisition Corp.

New Providence Acquisition Corp. (NASDAQ: NPA) is a $230 million publicly-traded Special Purpose Acquisition Company (SPAC) formed in partnership with UBS O'Connor and a proven management team

Management Team



Alexander Coleman

Chairman

Citicorp Venture Capital

- Extensive private equity experience, including senior positions at Citicorp Venture Capital and Dresdner Allianz
- General telephony experience with financing emerging mobile companies and as a lead investor in PCS and mobility service companies
- MBA from Cambridge and BA in Economics from University of Vermont



Gary Smith

Chief Executive Officer

- CEO of Big Red Inc. where he successfully acquired and built a diversified beverage company recently sold to KDP in 2018
- Co-CEO and COO of Red Bull, NA during introduction, expansion and growth in North America; held senior management positions at PepsiCo
- MBA from The University of Dallas and a BA in finance from Mississippi State University



James Bradley, CFA

Chief Financial Officer

- 25 years of finance, accounting and M&A experience including 10 years as CFO of Big Red Inc
- Broad M&A experience across numerous industries in KPMG's Transaction Services practice and Arthur Andersen's Corporate Finance practice
- BBA in Finance from University of Texas where he graduated with honors

UBS O'Connor, LLC

Members of Sponsor

- UBS O'Connor LLC sits in the asset management arm of UBS AG, and is dedicated to absolute return investment management, with over $6.6 billion of assets under management
- Approximately 50 investment professionals with broad experience across asset classes and capital markets
- Member of the sponsor group, New Providence Management, LLC

NPA Highlights

- Management has over a decade working together with a proven track record of executing on difficult initiatives to drive growth and profitability to deliver superior returns to shareholders

- Management and UBS O'Connor have originated extensive deal flow
- Reviewed over 400 companies and engaged in discussions with 50 potential opportunities across a wide variety of industries

- NPA believes AST SpaceMobile possesses the attributes to generate superior returns to investors through a proprietary and protected business model which will transform the multi-faceted mobile wireless industry

Global Mobility Market

Significant financial opportunity that will change the lives of billions of people around the globe

Source: GSMA market data.

Designed to eliminate coverage gaps and enable billions of people globally to stay connected through their mobile phones

$1 Trillion
global mobile wireless services market

5 Billion
mobile phones moving in and out of coverage

51%
global population without mobile broadband



Transaction Summary

Note: Please see slide 2 for more information regarding non-GAAP measures.
1. Assumes no redemptions of New Providence Acquisition Corp.'s existing shareholders and transaction expenses of $39mm see slide 34 for additional details.

Transaction Structure

- New Providence Acquisition Corp. (NASDAQ: NPA) is a publicly-listed special purpose acquisition company with $232mm in trust
- $230mm PIPE commitments, including strategic and financial investors
- Existing AST SpaceMobile shareholders will be subject to 12-month lock-up
- AST SpaceMobile employee stock options will be subject to two-year lock-up

Valuation

- $1,298mm of equity issued to existing AST SpaceMobile shareholders (100% rolled equity)
- Anticipated $1,392mm pro forma enterprise value
- Implied 1.4x 2024E EBITDA of $1,014mm offers attractive investor entry point

Capital Structure

- AST SpaceMobile is expected to receive $423mm in proceeds, net of transaction expenses
- Post transaction close, cash proceeds will be used to fully fund Phase 1 commercial launch
- No debt on balance sheet at close

Ownership

- 43% AST SpaceMobile Founder
- 28% Other existing AST SpaceMobile shareholders
- 13% PIPE shares
- 16% SPAC shares[1]

Experienced Technology Leadership

Founder-led leadership and deep team with decades of successful execution



Abel Avellan
Chairman and CEO

25+ Years Space Industry Experience

Co-inventor of 18 U.S. Patents

Former Founder and CEO of EMC (Emerging Markets Communications)

Provided initial seed capital for AST SpaceMobile

Proven leader, engineer and manager, with demonstrated track record of building a successful global satellite communications company

- Continually proven engineering and management acumen to investors, including Comvest, Standard Bank of London, IFC/ World Bank and Abry Partners

Founded and led EMC from 2000 to its $550mm sale in 2016

- World Teleport Association's Satellite Teleport Executive of the Year (2017)
- Euroconsult's Satellite Transaction of the Year (2015)
- Fastest Growth Satellite Company for several years



Tom Severson
Chief Operating Officer
Chief Financial Officer

- Former CFO of EMC, Myxer, Nicklaus, Paxson, early on Sinclair Broadcast Group and KPMG
- $3.2bn in acquisitions, $6.2B in capital raise
- $1.5bn in sales transactions



Dr. Huiwen Yao
Chief Technology Officer

- 30+ years RF engineering + satcom
- Prior: Northrop Grumman Innovation Systems (Orbital ATK)
- 40+ GEO satellites built



Chris Ivory
Chief Commercial Officer

- 25+ years in satcom
- Prior SVP EMC and EVP Globecomm



Avi Braun
GM, Israel R&D Center, EVP Operations

- 17+ years in aviation/defense
- UAV and satcom specialty
- Leads RF design center in Israel



Dr. Ray Sedwick
Chief Space Scientist

- Also Director, Space Power and Propulsion
- Lab at University of Maryland
- NASA Innovative Advanced Concepts Fellow



Dr. Mark McLaren
VP, Engineering Programs

- Previously Executive Director, Program Manager at Maxar
- Author of 17 papers, presentations, and reports published in various refereed journals
- He has been granted two U.S. patents.



Sriram Jayasimha
Chief Scientist

- 30+ years in telecom
- MIT Fellow, 21 patents
- Significant technology development for EMC
- Digital signal processing specialty

SpaceMobile connects directly to mobile phones

Just one click to add new subscribers

Subscribers will need one click to stay connected and no additional intervention will be needed as subscribers move between tower base connectivity and SpaceMobile.

What is SpaceMobile?

The first and only space-based cellular broadband network that will

Coverage everywhere
Eliminate cellular coverage gaps and dropped calls

Compatible with all existing 5 billion mobile phones
Provide seamless service with no modifications to the phone

Broadband data speeds
Have high data rates with low-latency, cellular-quality service levels

Connecting the Unconnected
Be affordable for all, including rural and underserved

How will it work?


11:40
5Gs
SpaceMobile
You are out of coverage. Would you like to turn on your SpaceMobile Day Pass? (Yes/No)
Yes
Welcome to SpaceMobile. You will now be connected everywhere.

SpaceMobile solves a big problem

5 billion mobile phones in service today will no longer need to go dark when out of range of cell towers

1. Source: space.com

What problem does SpaceMobile solve?

- Broadband connectivity to existing mobile phones when out of range of cell towers
- Affordable broadband data/voice/text services to those in rural and remote areas without cellular coverage
- Company and government universal connectivity goals and regulatory requirements, working to bridge the digital divide
- Emergency service during natural disasters

Why is SpaceMobile different?

- World's first and only space-based cellular broadband network
- Broadband connectivity directly to unmodified mobile phones, with no separate, costly ground antenna or specialized phones
- Dramatic expansion beyond traditional satellite end markets to mass market mobility
- Financing risk substantially eliminated upon closing of this transaction

Why now?

- 5 billion mobile-phone installed user base
- Advances in mobile technology and related infrastructure, in particular cloud-based network virtualization
- Satellite launch costs have fallen 90% since 2008[1]
- Advances in miniaturization and reduced power needs driving low latency, low earth orbit satellite system architecture
- Broadband serves as a human necessity and a human right

Why no competition?

- 750+ patent claims provide technological barrier to entry
- First-mover advantage of a new technology solution and superior system architecture
- Binding, mutually exclusive commercial agreements with large, global wireless companies

Industry-Leading Strategic Partners

Source: Nasdaq, WCIS, Gartner and S&P Global.

Strategic Investors

vodafone	#1 Mobile Network Operator (Outside China)
Rakuten	#1 e-Commerce Platform in Asia (Outside China)
AMERICAN TOWER®	#1 Global Cell Tower Company
SAMSUNG NEXT	#1 Manufacturer of Mobile Phones

Customers

vodafone

Telefónica

Rakuten

LIBERTY LATIN AMERICA

indosat ooredoo

TELECOM

TELSTRA

tigo

AT&T

Key Investment Highlights

SpaceMobile will be a one-of-a-kind service with unmatched distribution and user simplicity

Giant total addressable market
Global wireless services market generates over **$1 trillion in annual revenue** via **5 billion mobile phones**

Revolutionary technology, 750+ patent claims and first-mover advantage
Only company with technology to deliver broadband from satellites to unmodified mobile phones, providing a one-of-a-kind service to fill cellular coverage gaps

Industry-leading strategic partners
Investment, development and commercial relationships with Vodafone, American Tower, Rakuten, Safran, NEC, AT&T, Samsung and others

Built-in customer base ready to be turned on
SpaceMobile will be offered to the **1.3 billion** existing customer relationships of AST SpaceMobile's wireless partners driving new revenue and reduced churn

Flexible, scalable, super-wholesale business model
The SpaceMobile network will provide frictionless access to AST SpaceMobile's wireless partner subscribers under 50/50 revenue share agreements

Highly attractive financial profile and projected investor returns
Network capacity and TAM provides significant revenue opportunity with limited operating expenses, resulting in estimated **90%+ EBITDA margins**

Staged deployment eliminates financing risk to operating cash flow
Following this transaction, the AST SpaceMobile equatorial constellation will be **fully funded** and the company is expected to become operating cash flow positive in 2023


11:40
5Gs
SpaceMobile
You are out of coverage. Would you like to turn on your SpaceMobile Day Pass? (Yes/No)
Yes
To add SpaceMobile to your monthly plan click here.

The Market



Everyone Connected all the time



Market Opportunity

$1 Trillion

addressable wireless services market globally

5 Billion

mobile phones today that constantly move in and out of coverage

4 Billion

people remain unconnected to cellular broadband



Mickey Mikitani
Chairman, CEO of Rakuten

"AST & Science has the potential to support our efforts to connect users across Japan through mobile innovation, **expanding national coverage from metropolitan to remote areas and bolstering the network in times of natural disaster."**



Nick Read
CEO of Vodafone

"At Vodafone we want to **ensure everyone benefits from a digital society – that no-one is left behind.** We believe SpaceMobile is uniquely placed to **provide universal mobile coverage,** further **enhancing our leading network across Europe and Africa - especially in rural areas and during a natural or humanitarian disaster -** for customers on their existing smartphones."

Connecting the Unconnected

SpaceMobile service will bring affordable cellular broadband service to hundreds of millions of people, for the first time, helping countries and companies achieve rural and universal coverage goals

Source: GSMA market data.

3.3 Billion

Covered, but not connected to cellular broadband

0.7 Billion

Not covered and not connected

Key Regions

- Equatorial region has large portion of unconnected population
- India and Africa are densely populated with limited access to reliable mobile connections

SpaceMobile Penetration

- Phase 1 deployment targets key Equatorial regions with greatest connectivity need
- Phase 1 will provide access to connectivity for 1.6bn people
- Subsequent phases expand into Europe and North America while increasing penetration in high-need Equatorial areas











Expanding beyond traditional satellite end markets

Existing satellite communications businesses have served the needs of narrow customer segments, but AST SpaceMobile will meet the needs of the mass market

	Direct via Specialized Mobile Phones	Indirect via Complex, Expensive Hardware	First & Only Direct Broadband To Mobile Phones
			
	Provider-specific satphones (~$1K)	Provider-specific antennas mounted on planes, ships, vehicles, buildings (~$1K-$200K+)	Any standard mobile phone
Providers	Globalstar, inmarsat, iridium	Today: eutelsat, SES, INTELSAT, TELESAT, inmarsat, Viasat, iridium Coming: SPACEX, amazon Project Kuiper, OneWeb	AST SpaceMobile
End Users	Narrowband service on satphones	Enterprise, Maritime, Aviation, Government, Residential	Mass market mobility and the unconnected
Market Size[1]	**< $1.5 billion revenue**	**< $15 billion revenue**	**> $1 trillion**

1. Market size based on the sum of 2019A revenues of included providers, AST SpaceMobile market size based on GSMA estimate of total cellular wireless market spend.

SpaceMobile low earth orbit network comparison

By connecting directly to existing mobile phones, SpaceMobile will have the lowest customer acquisition costs and immediate access to the $1 trillion cellular wireless market, offering a unique opportunity for an attractive entry point valuation

Source: News reports, including articles regarding space sector investments and LEO projects https://www.cnbc.com/investing-in-space/

	LEO Systems	AST SpaceMobile	AST SpaceMobile Advantage
User Terminal Cost	$1,000 per subscriber today, declining over time	$0	✓
Expected Total Project Cost	Many $ billions	$510 million (Equatorial) $1.7 billion (Global + MIMO)	✓
Number of Satellites	Many thousands	20 (Equatorial) 168 (Global + MIMO)	✓
End Market	Enterprise, Maritime, Aviation, Government, Residential	Cellular Wireless	✓
Expected Subscribers	Saturated end markets	373 million (2027)	✓
Enterprise Value	**$2bn - $80bn**	**$1,392mm**	✓

The Technology



Technology Highlights

With 750+ patent claims, AST SpaceMobile's technology provides global broadband service directly to unmodified mobile phones



Patented

Ultra-powerful satellites leveraging proven technologies

2G/3G/4G LTE/5G & NBIoT connectivity

No modifications to standard mobile phones or IoT devices

Seamless

Automatic roaming from land networks to space

Everywhere

Truly global 4G/5G speeds on land, at sea and in flight

Superior space-based low-latency broadband architecture

SpaceMobile will offer connectivity from low Earth orbit, akin to cell towers in space



Satellites at 700km altitude offer low-latency and attractive look angles

Large satellites create over 1 million fixed terrestrial cells globally with broadband capacity

Low- and mid-band frequencies shared with wireless partners on non-interference basis

vodafone
Telefónica
Rakuten
Indosat Ooredoo
Liberty Latin America
tigo
Telecom
Telstra
AT&T

High-throughput Q/V-band feeder links for backhaul

Direct link to unmodified mobile phones and other cellular devices

Gateways / Partner Network

Terrestrial Telecom Network

AST SpaceMobile

Executing the vision with Tier 1 Partners

AST SpaceMobile owns all key technologies and partners with the best suppliers globally to design, build and launch satellites

1. Design contract with Safran is a "work for hire" agreement.
2. Under contract with AST.
3. 51% AST SpaceMobile owned company.

Design

AST SpaceMobile

SAFRAN [1]



750+ patent claims

161 space scientists and engineers

24 of whom are PhDs

Build

NEC

SAFRAN [1]

dialog SEMICONDUCTOR [2]

nano avionics [3]

Integrate & Test

AST SpaceMobile




AST

AST Midland Facility (85,000 sq. ft.)

Launch

Potential launch partners

GK LAUNCH SERVICES

SPACEX

arianeGROUP

BLUE ORIGIN

PSLV


SpaceMobile
AST
Rakuten Mobile
AST

The Business



Key Commercial Partners

SpaceMobile service will be offered to the 1.3 billion existing subscriber relationships of AST SpaceMobile's wireless partners (very efficient super-wholesale model)

Source: Company filings and company websites.

Executed Commercial Agreements

vodafone

610mm
50/50 Revenue Share

AT&T

171mm

SpaceMobile offers wireless partners two major financial benefits:

Revenue growth:

Unlocking additional value for subscribers

Churn reduction:

Providing a differentiated service offering vs. competitors

Signed MOUs

Telefónica

344mm

indosat ooredoo

57mm

tigo

52mm

TELECOM

20mm

TELSTRA

19mm

LIBERTY LATIN AMERICA

3mm

AST SpaceMobile

Phase 1 will provide coverage for 1.6 Billion people

Coverage addresses over 700 million unconnected people

Source: Estimated population data per GSMA.

Commercial service expected to be offered beginning in 2023 across 49 equatorial countries



Country (Land Mass Covered)	Covered Population	Unconnected
Vodafone Markets		
India - 20%	276,000,877	131,313,504
DRC - 100%	89,561,403	54,940,534
Tanzania - 100%	59,734,218	35,164,902
Kenya - 100%	53,771,296	25,656,970
Ghana - 100%	31,072,940	13,813,664
Peru - 50%	16,485,927	4,440,611
Other Vodafone Markets	14,066,910	5,446,660
Total Vodafone Markets	540,693,571	270,776,844
Markets Under MOU		
Indonesia - 100%	273,523,615	95,074,234
Nigeria - 80%	164,911,671	82,687,914
Brazil - 50%	106,279,709	31,499,440
Colombia - 100%	50,882,891	14,698,579
Venezuela - 100%	28,435,940	6,692,729
Other Markets Under MOU	27,051,939	6,952,270
Total Markets Under MOU	651,085,765	237,605,166
Other Markets		
Ethiopia - 75%	86,222,691	58,542,800
Ivory Coast - 100%	26,378,274	12,815,642
Cameroon - 95%	25,218,570	12,299,816
Guinea - 80%	10,506,236	5,451,016
Sierra Leone - 100%	7,976,983	4,105,170
Other Covered Markets	287,449,232	127,562,725
Total Other Covered Markets	443,751,985	220,777,169
Grand Total	**1,635,531,321**	**729,159,179**

1.2bn people (43% of which are unconnected) in countries where AST SpaceMobile has customer relationships today

1.6bn people (45% of which are unconnected) covered by Phase 1 satellites

AST SpaceMobile

Global Coverage

1. SpaceMobile subscribers based on market level data, company estimates and assumptions on subscriber adoption, insurance costs and satellite effectiveness.

Supported by Phase 1 cash flow, key global markets expected to be added to SpaceMobile network on a rolling basis



Projected Subscribers[1]
Millions


9
44
108
234
373
2023
2024
2025
2026
2027
Global
Equatorial

Phase 1
20 Satellites
Equatorial constellation

Phase 2
45 Satellites
North America, Europe and Asia

Phase 3
45 Satellites
Full global coverage

Phase 4
58 Satellites
Full global MIMO coverage with faster data rates

AST SpaceMobile

The Financials



Business Model Highlights

Unique super-wholesale model, resulting in expected 90%+ EBITDA margins

Super-wholesale, 50/50 revenue share model	Provides access to upside of service adoption, while partners cover portion of costs (e.g., marketing, customer acquisition, backhaul)
Substantial revenue growth	Automated service offered to existing installed user base allows revenue to ramp quickly
High EBITDA margins	Super-wholesale model requires minimal operating expenses and expected to result in 90%+ EBITDA margins
Attractive free cash flow	Network build model requires minimal maintenance capital expenditures
Phased network builds	Satellite launches and commercial service split up into phases so only $510mm total expected cost for Phase 1 (cash flow positive thereafter)
Reduced project costs	Significantly lower costs than other LEO networks because no user antenna and fewer satellites required
Clearly identified ROIC	More capacity can be added dynamically to the network to scale with demand

Financial Projections

Near-term low single-digit market penetration combined with affordable, market-based pricing

Note: Please see slide 2 for more information regarding financial projections.
1. Represents AST SpaceMobile's share of subscriber revenue generated by service.

Commentary

- Built-in customer base through MOU partnerships drives accelerated subscriber adoption
  - Will provide immediate access to 1.3bn subscribers with forward-leaning customer acquisition strategy
- Adoption rates vary based on the uncovered land mass and also the wealth/poverty levels of individuals in each GSMA region
- Assumes a 4-year ramp to reach a low- to mid-single digit market penetration; low double-digit subscriber growth thereafter

- Low ARPUs relative to market pricing
- ARPUs appropriately priced for developed countries vs. developing countries based on GSMA monthly cellular pricing data
- ARPUs as low as $1.00 per month in certain markets (total user cost)
  - Flexible pricing possible to maximize user adoption

Projected Subscribers

Millions



Global
Equatorial
vodafone
Rakuten
LIBERTY
Telefonica
tigo
TELSTRA
AT&T
TELECOM
9
44
108
234
373
2023
2024
2025
2026
2027

Projected Monthly ARPU[1]

Dollars



US & Europe
Equatorial
Global
$7.62
$1.03
$1.68
2023
$7.62
$1.03
$2.02
2024
$7.62
$1.03
$2.02
2025
$7.62
$1.03
$2.07
2026
$7.62
$1.03
$2.15
2027

AST SpaceMobile

Financial Projections (cont'd)

Projected to achieve $1bn EBITDA in 2024 and over $9bn by 2027

Note: Please see slide 2 for more information regarding financial projections.

Commentary

- Telco subscriber base in place upon commercial launch accelerates revenue generation
  - 50/50 revenue share agreements with agreed upon pricing
- First mover advantage to establish market position, with no competition yet identified
- Ability to manufacture satellites and increase capacity beyond the current constellation project

- Following this transaction, the equatorial constellation will be fully funded and the company is expected to become operating cash flow positive in 2023
- Low-cost operating model expected to result in 90%+ EBITDA margins
- Super-wholesale business model
- Satellite launch costs expected to continue to decline

Projected Revenue

$mm



Global
Equatorial
107% 3-yr CAGR
$181
$1,070
$2,625
$5,812
$9,655
2023
2024
2025
2026
2027

Projected EBITDA

$mm



High margins with super-wholesale model
$130
$1,014
$2,560
$5,731
$9,554
2023
2024
2025
2026
2027

AST SpaceMobile

Financial Projections Summary

Phased financial plan, becoming profitable in three years and delivering significant growth and profits thereafter

Note: Please see slide 2 for more information regarding financial projections and non-GAAP measures.
1. 2021E-2023E capex shown reflects full global coverage with MIMO deployed in Japan, Europe and North America.

$ in Millions, except ARPU figures	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E
Cumulative Satellites Deployed	-	20	110	168	168	168	233	336	336	336
Subscribers (Equatorial)	-	-	5	17	41	81	115	136	156	180
Monthly ARPU	-	-	$1.03	$1.03	$1.03	$1.03	$1.03	$1.03	$1.03	$1.03
Equatorial Revenue	-	-	$67	$208	$508	$993	$1,423	$1,670	$1,919	$2,221
Subscribers (Global)	-	-	4	27	67	153	258	332	375	440
Monthly ARPU	-	-	$2.67	$2.62	$2.62	$2.62	$2.66	$2.69	$2.71	$2.70
Global Revenue	-	-	$114	$862	$2,116	$4,819	$8,233	$10,721	$12,166	$14,225
Total Subscribers	-	-	9	44	108	234	373	467	531	620
Monthly ARPU	-	-	$1.68	$2.02	$2.02	$2.07	$2.15	$2.21	$2.21	$2.21
Total Revenue	-	-	$181	$1,070	$2,625	$5,812	$9,655	$12,391	$14,086	$16,445
% Growth	*NM*	*NM*	*NM*	*NM*	*145%*	*121%*	*66%*	*28%*	*14%*	*17%*
Less: OpEx	(36)	(47)	(51)	(56)	(65)	(81)	(102)	(116)	(125)	(138)
EBITDA	($36)	($47)	$130	$1,014	$2,560	$5,731	$9,554	$12,275	$13,960	$16,307
Less: Equatorial CapEx	(114)	(192)	(3)	-	-	(76)	(184)	(1)	-	-
Less: Global CapEx[1]	(9)	(458)	(925)	-	-	(4)	(448)	(907)	-	-
Unlevered FCF	($159)	($697)	($797)	$1,014	$2,560	$5,651	$8,922	$11,367	$13,960	$16,307

Revenue expected to begin in 2023

2024E EBITDA basis for valuation

Future CapEx spending to grow with demand

AST SpaceMobile

Company Execution Plan

Phase 1 Estimated Project Cost

All major tier 1 and tier 2 vendors are selected with detailed costs and bill of materials validated

Uses of Capital	$mm
Satellite & Launch Costs	259
Operating Expenses through FCF Generation	146
BlueWalker 3 Satellite	48
Texas Facility Build Out	30
Space / Ground Development & Infrastructure	27
Cash to Balance Sheet	41
Total Project Cost	551

Sources of Capital	$mm
Cash from Transaction	423
Capital Raised to Date	128
Total Sources	551

Anticipated Company Timeline

2021
- Continue buildout of manufacturing facilities
- Launch and test BlueWalker 3 satellite

2022
- Launch of 20 Phase 1 satellites
- Phase 1 market access approvals

2023
- Commercial launch in Phase 1 markets
- Company to begin generating revenue and operating cash flow

2024+
- Scale network on rolling basis with demand

The Transaction



AST SpaceMobile

Transaction Overview

1. Excludes the aggregate impact of any new or existing AST SpaceMobile shareholder options.
2. Assumes no NPA stockholder has exercised its redemptions rights to receive cash from the trust account. The amount will be reduced by the amount of cash used to satisfy any redemptions.
3. Pro forma share count includes 23.0mm NPA investor shares, 5.8mm SPAC Sponsor shares and 23.0mm PIPE shares.

Sources & Uses

Sources	$	%
Existing AST Equity Holders [1]	1,298	74%
SPAC Cash in Trust [2]	232	13%
PIPE Equity	230	13%
Total Sources	1,760	100%

Uses	$	%
Existing AST Equity Holders [1]	1,298	74%
New Cash to Balance Sheet	423	24%
Fees & Expenses	39	2%
Total Uses	1,760	100%

Commentary

- $423mm in net proceeds to be used for manufacturing and launch of Phase 1 constellation
- Phase 1 commercial service and operations expected to be fully-funded upon closing
- Founder 10:1 high-vote shares
- AST SpaceMobile existing shareholders subject to 12-month lock-up
- Employee stock options subject to two-year lock-up

Pro Forma Valuation

Pro Forma Valuation	$
Share Price	10.00
Pro Forma Shares Outstanding [1, 3]	181.55
Pro Forma Equity Value	1,816
Plus: Debt	-
Less: Cash on Balance Sheet	(423)
Pro Forma Enterprise Value	1,392
EV / 2024E EBITDA	1.4x

Pro Forma Ownership [1, 2, 3]



PIPE Equity 13%
SPAC Founder Shares 3%
SPAC Shares 13%
Other Existing AST Shareholders 28%
AST Founder 43%

AST SpaceMobile

Operational Benchmarking

AST SpaceMobile's superior growth, margins and TAM are unparalleled

Source: Company Filings, FactSet, Market data as of 12/14/20.
1. Based on Company projections at time of announcement.



Satellite Growth Leader
Space Tourism
Telcos
Cable
Towers
High Growth SPACs
2024E
2025E
2021E
2024E
2021E
2021E
2021E
2024E
2025E
% YoY Revenue Growth
Overall Median: 8%
Median: 7%
Median: 4%
Median: 6%
Median: 83%
490%
145%
5%
57%
10%
4%
3%
6%
8%
6%
5%
105%
66%
61%
100%
% EBITDA Margin
Overall Median: 44%
Median: 36%
Median: 42%
Median: 65%
Median: 29%
95%
98%
61%
57%
35%
37%
45%
39%
65%
58%
72%
29%
10%
28%
44%
AST SpaceMobile
iridium
T-Mobile
verizon
altice
Charter
AMERICAN TOWER
CROWN CASTLE
SBA
HYLIION 1
LORDSTOWN 1
Desktop Metal 1
LUMINAR 1

AST SpaceMobile

Valuation Benchmarking

AST SpaceMobile's 1.4x EV / '24E EBITDA is attractively priced versus industry composites

Source: Company filings, FactSet, Market data as of 12/14/20.
1. Valuation multiples based on Company EBITDA projections at time of announcement.



Satellite Growth Leader
Space Tourism
Telcos
Cable
Towers
High Growth SPACs
EV / '24E EBITDA
EV / '21E EBITDA
EV / '24E EBITDA
EV / '21E EBITDA
EV / '21E EBITDA
EV / '21E EBITDA
EV / '24E EBITDA
EV / '25E EBITDA
Overall Median: 13.3x
Median: 7.8x
Median: 10.8x
Median: 23.9x
Median: 8.7x
1.4x
16.7x
14.1x
12-mo avg
33.5x
8.3x
7.3x
9.8x
11.8x
21.7x
23.9x
26.3x
3.5x
1.8x
4.1x
1.6x
13.3x
6.8x
24.4x
7.9x
De-SPAC Transaction
AST SpaceMobile
iridium
T · Mobile
verizon
altice
Charter
AMERICAN TOWER
CROWN CASTLE
SBA
HYLIION 1
LORDSTOWN 1
Desktop Metal 1
LUMINAR 1

AST SpaceMobile

Transaction Value vs. Intrinsic Value

Transaction value offers opportunistic entry point for investors

Note: Please see slide 2 for more information regarding financial projections and non-GAAP measures.

Transaction Value | Intrinsic Value

$ in Billion

Enterprise Value Discounted 3 Years at 20% Discount Rate



Implies 83% discount to midpoint EV
Median $8.2
$1.4
$8.8
$7.6
$10.3
$6.2
EV / '24E EBITDA:
1.4x
13.0x to 15.0x
(14.0x Midpoint)
14.0x
(+/- 25% EBITDA)

Commentary

- 2024 Projected EBITDA of $1,014mm assumes only **0.9% subscriber penetration rate** and $2.02 monthly ARPU
  - Projected 2024 Revenue of $1,070mm represents only **0.1% of today's $1 trillion global wireless services market**
- Transaction enterprise **value implies discount of 83%** to the midpoint potential enterprise value
  - Midpoint enterprise value assuming 14.0x projected 2024E EBITDA of $1,014mm, discounted at 20%
- Projected capex needs of $1.4bn to fund subsequent network build (Phase 2+) through 2024
  - Future capex expected to be funded through a potential mix of debt / equity, subject to market conditions

Conclusion

AST SpaceMobile

Marquee sponsorship from New Providence Asset Management and UBS O'Connor

Unique approach for universal and global connectivity

Elegant solution for easier consumer adoptability

Large and growing addressable market

Support from marquee partners and investors

vodafone

Rakuten

AMERICAN TOWER

SAMSUNG NEXT

Access to 1.3 billion subscribers through contracts already signed

Phase 1 equatorial network covering 1.6 billion people fully funded

Appendix



Significant milestones drive future growth

2017

- **January** – Company founded
- **September** – Patents filed on key technologies

2018

- **March** – Software developed for eNodeB; Controlling investment in nano avionics
- **May /June** – Technical Capabilities language included in FY2019 House Policy Bill
- **June** – Series A Investment
- **August** – eNodeB ground test completed
- **October** – Signed 10-year, rent-free lease for Texas factory (Midland International Air & Space Port)
- **2018-2019** – Signed MoUs with multiple wireless providers globally

2019

- **April** – Launched BlueWalker 1 under AT&T experimental spectrum license
- **October** – Series B Investment

2020

- **February** – Signed strategic partnership with Safran; Signed binding commercial agreement with: vodafone
- **2H 2020** – Began assembly of BlueWalker 3
- **August** – Signed commercial agreement with: AT&T
- **October** – FCC public comment period begins for U.S. market access

Company Locations



- Midland (TX) Intl. Air & Space Port HQ/Manufacturing
- Maryland Space Assembly Lab
- Israel RF/Hardware Design
- Barcelona Mechanical Design
- Lithuania Prototyping/ Support
- India Digital Signal Processing

Expert Team

- **161** space scientists and engineers
- **24** of whom are PhDs
- **40** prior satellite builds/launches

Prior Funding Rounds

Series B Funding ($110mm)
October 2019

vodafone, Rakuten, American Tower, Samsung NEXT

Seed Funding ($6mm)
January 2017

Abel Avellan

Series A Funding ($10mm)
June 2018

Cisneros

Pre-Merger equity sponsors and board

Investors

vodafone

Rakuten

AMERICAN TOWER®

SAMSUNG NEXT

CISNEROS

Abel Avellan
Founder, Chairman and CEO

Board of Directors



Abel Avellan

Chairman of the Board
CEO,
AST SpaceMobile



Mickey Mikitani

Director
Chairman, CEO
of Rakuten



Luke Ibbetson

Director
Head of R&D
and Technology Strategy,
Vodafone Group



Tom Severson

Director
COO and CFO,
AST SpaceMobile



Adriana Cisneros

Director
CEO,
Cisneros Group



Tareq Amin

Director
EVP and CTO,
Rakuten Mobile



Ed Knapp

Observer
CTO,
American Tower

Phase 1: Revenue Profile and Growth

The Phase 1 constellation covers 49 equatorial countries and is targeted to begin commercial service in 2023

By Package

$ in millions



$1,423
566
847
$993
395
591
$508
202
302
$208
83
124
$67
27
40
2023
2024
2025
2026
2027
Ad Hoc
Get connected plan
Wherever you go enterprise

By Region

$ in millions



$1,423
37
272
505
609
$993
26
190
353
425
$508
13
97
180
217
$208
5
40
74
89
$67
13
24
29
2023
2024
2025
2026
2027
Africa
Latin America & the Caribbean
Oceania, Eastern & South-Eastern Asia
Central & Southern Asia
Middle East & North Africa

AST SpaceMobile